EXHIBIT 99.1

For Immediate Release

Ultimate Escapes Holdings, LLC Announces Completion of Acquisition of Private Escapes Holdings, LLC

--Expands Property Portfolio; Adds 49 New Club Residences in 28 Luxury Locations--
--Adds 16 New Club Destinations--
--Adds 387 New Club Members--
--Enhances Member Experience and Strengthens Market Position in Destination Club Industry--

Arlington, VA, September 16, 2009 – Secure America Acquisition Corporation (NYSE Amex: HLD, HLD.U, HLD.WT) (“Secure America”) and Ultimate Escapes Holdings, LLC (“Ultimate Escapes”), announced today that Ultimate Escapes has completed the acquisition of certain assets from Private Escapes Holdings, LLC (“Private Escapes”), the third largest destination club.  Ultimate Escapes acquired 49 new club properties from Private Escapes with recent appraised values totaling approximately $50 million. The 49 Private Escapes properties acquired are located in 28 beach, mountain, golf and metropolitan destinations throughout the continental United States, Hawaii, Mexico, Central America, the Caribbean and Europe.  Private Escapes was founded by Richard Keith in 2003 and became a market leader at the one million dollar home entry-level category and, over several years of operations, became the industry’s third largest destination club as measured by number of members.  The merger was initially announced in September 2007, and members of both clubs have enjoyed seamless use of the combined Ultimate Escapes portfolio since May 2008.  The combined company’s corporate headquarters will remain in Orlando, Florida, with operational offices in Fort Collins, Colorado and Kansas City, Missouri.

 “We are very excited about closing this important acquisition, as it is the largest transaction to date in the industry and strengthens our position in the luxury destination club market,” stated Jim Tousignant, President and CEO of Ultimate Escapes. “The acquisition of certain assets of Private Escapes, the third largest destination club, brings $50 million of luxury resort real estate assets and 387 new club members to our family of destination clubs.  In addition, we are very pleased to have the dedicated staff of Private Escapes join our team, as well have the former CEO of Private Escapes, Rich Keith, become Chairman of our company.  Rich Keith is a highly valuable addition to our board, as his operational and strategic experience in the destination club market will be instrumental in helping grow Ultimate Escapes in the years to come.  This acquisition highlights our ongoing commitment to offering our members the most diverse selection of club membership plans, the best flexibility, and the broadest range of club destinations and vacation experiences in the industry.  With the new equity capital from our pending transaction with Secure America, we look forward to pursuing additional accretive transactions in the future to grow our membership base and expand our global presence into new markets in Europe and Asia.”

“We are very pleased that Ultimate Escapes has completed its acquisition of Private Escapes, as this was an important condition to the closing of the proposed transaction with Secure America,” stated Mr. C. Thomas McMillen, Chairman and Co-Chief Executive Officer of Secure America.  “Through expanding its portfolio of luxury real estate properties and growing its membership base, this transaction highlights Ultimate Escapes commitment to growth. With enhanced resources from the proposed business combination with Secure America, we are optimistic about Ultimate Escapes’ ability to further expand its presence as a premiere operator of destination clubs in the world.”

On September 2, 2009, Secure America signed a definitive agreement to enter into a business combination with privately-held Ultimate Escapes, a leading operator of luxury destination clubs.  Ultimate Escapes’ current management team, led by Jim Tousignant, President and CEO, and Richard Keith, Chairman, will remain in place to run the business following the consummation of Secure America’s business combination with Ultimate Escapes.  Upon consummation of the acquisition, Secure America will change its name to “Ultimate Escapes, Inc.” The transaction is currently expected to close in October 2009.  The closing of the transaction is subject to customary closing conditions, including approval of the definitive agreement by the stockholders of Secure America.

About Ultimate Escapes Holdings, LLC

Founded in 2004, Ultimate Escapes is the largest luxury destination club as measured by number of club destinations and the second-largest destination club as measured by members. Ultimate Escapes offers Members flexible access to a growing collection of hundreds of multi‐million dollar private residences and luxury hotels in more than 150 global club and affiliate destinations.  Locations range from chic urban apartments to charming beach cottages, spacious five-bedroom homes to an 80-foot private yacht. Each trip is coordinated by experienced, knowledgeable staff, trained to handle every vacation detail. Additional information about Ultimate Escapes and its club and membership offerings can be found at www.ultimateescapes.com.

About Secure America Acquisition Corporation

Secure America Acquisition Corporation is a blank check company formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more domestic or international operating businesses in the homeland security industry, but not businesses that design, build or maintain mission-critical facilities.

Forward Looking Statement

This press release contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and the Company’s growth strategy and measures to implement such strategy. Words such as “expects,” “intends,” “plans,” “believes,” “anticipates,” “hopes,” “estimates,” and variations of such words and similar expressions are intended to identify forward-looking statements.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct.  These statements involve known and unknown risks and are based upon a number of assumptions and estimates, which are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, future operating or financial results; expectations regarding the strength of the future growth of the luxury destination club industry; future acquisitions, business strategy and expected capital spending; general market conditions and industry trends; risks associated with operations outside the United States; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission at http://www.sec.gov. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. Secure America, Ultimate Escapes and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Secure America’s stockholders and Secure America’s warrantholders to be held to approve the transactions described herein. The underwriters of Secure America’s initial public offering may provide assistance to Secure America, Ultimate Escapes and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to Secure America’s initial public offering were deferred pending stockholder approval of Secure America’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. In connection with the proposed business combination and amendment to the warrant agreement, Secure America will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement.  Secure America’s stockholders and warrantholders are advised to read, when available, the proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meeting because these documents will contain important information. The definitive proxy statement will be mailed to Secure America’s stockholders and warrantholders as of a record date to be established for voting on the business combination and the amendment to the warrant agreement. Secure America’s stockholders and warrantholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Secure America Acquisition Corporation, 1005 North Glebe Road, Suite 550, Arlington, VA 22201. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s website at http://www.sec.gov.

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Investor Relations Contact:

Devlin Lander
ICR
415-292-6855
devlin.lander@icrinc.com

Media contact:

Angela Berardino
Turner PR
303-333-1402
angela@turnerpr.com